UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 4, 2018

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000 San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Results of Operations and Financial Condition.

On December 4, 2018, RF Industries, Ltd. (the “Company”) issued a press release announcing information regarding the Company’s preliminary unaudited financial results for the year ended October 31, 2018. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Company also announced that it is currently in the process of finalizing its financial results for the fiscal year ended October 31, 2018. While complete financial information is not available, based on information currently available, the Company estimates that as of October 31, 2018, the Company had approximately $16.3 million of cash and cash equivalents, $32.5 million of total assets, $27.8 million of stockholders’ equity and backlog of $12 million. These preliminary estimates have been prepared by, and are the responsibility of, our management. The Company’s actual cash and cash equivalents, total assets, stockholders’ equity and backlog as of October 31, 2018 may differ from these estimates due to the completion of closing procedures with respect to the fiscal year ended October 31, 2018, final adjustments and other developments that may arise between now and the time the financial results are finalized

The information furnished under this Item 2.02, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 7.01	Regulation FD Disclosure.

The Company from time to time makes presentations at conferences and to analysts, current stockholders, potential investors and others, and has prepared presentation materials that the Company intends to use in this regard, including at the 11th Annual LD Micro Main Event in Bel-Air, California on December 4-6, 2018. A copy of the presentation materials to be used is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibit 99.2 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filings made by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01	Financial Statements and Exhibits

 (d)       Exhibits.

Exhibit No.	Description
99.1	Press Release of RF Industries, Ltd. dated December 4, 2018.
99.2	RF Industries, Ltd. Presentation, December 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 4, 2018	By:	/s/ Robert Dawson
Robert Dawson President and Chief Executive Officer